[CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS DOCUMENT
     HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]



                                 AMENDMENT NO. 4
                                       TO
                      BOVINE VACCINE DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 4 ("Amendment") is entered into as of the 15th day of April, 2002, by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor").

     WHEREAS, Diamond and Distributor are parties to that certain Bovine Vaccine Distribution Agreement dated as of February 13, 1998 (the "Original Agreement"), as previously amended by that certain Amendment No. 1 dated July 13, 1998 ("Amendment No. 1"), that certain Amendment No. 2 dated as of December 13, 1999 ("Amendment No. 2"), and that certain Amendment No. 3 dated as of July 12, 2001 ("Amendment No. 3"), true and complete copies of which are annexed hereto as Appendix I (collectively, the "Prior Agreement"); and

     WHEREAS, Diamond and Distributor desire to amend the Prior Agreement in accordance with the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Definitions.

          a. In General. Capitalized terms used herein shall have the meanings ascribed to them in the Prior Agreement, unless otherwise defined herein. Without limiting the generality of the foregoing, the following capitalized terms shall have the following meanings for purposes of the Prior Agreement and this Agreement:

          b. "Agreement" shall mean this Amendment and the Prior Agreement, as amended by this Amendment, taken together as a whole.

          c. "Contract Year" shall mean each successive 12-month period ending on December 15 in each calendar year and beginning on December 16 in the previous calendar year, during the term of this Agreement. For example, Contract Year 2002 began on December 16, 2001 and ends on December 15, 2002.

          d. "Initial Products" shall mean the products that are subject to this Agreement on the date of this Amendment, all of which are expressly set forth in Exhibit A attached to this Amendment. Initial Products shall also include additional products added to this Agreement in accordance with Section
2 of the Original Agreement that consist of one or more antigens set forth on Exhibit A and Exhibit AA on the date of this Amendment (i) in combination with antigens not set forth on Exhibit A and Exhibit AA on the date of this Amendment and/or (ii) for which additional claims are obtained by Diamond or the supplier of such antigen (including but not limited to the potential additional products described on Exhibit AA).

          e. "Initial Product Qualified Revenues" shall mean, for any Contract Year, an amount equal to (i) the Qualified Revenues attributable to Initial Products (Exhibit A and AA) for such Contract Year, plus (ii) any amounts paid by Distributor to Diamond in such Contract Year for Registration Costs and Support Costs attributable to Products other than Initial Products, plus (iii) any other amounts paid or advanced by Distributor to Diamond in such Contract Year for research and development or other services not contemplated by this Agreement that are attributable to Products other than Initial Products.

          f. "Products" shall mean the Initial Products, together with any additional antigens and new products added to this Agreement pursuant to Section
2.01 of the Original Agreement.

          g. "Sterile Filled Facility" shall mean a sterile filled manufacturing facility meeting the CGMP requirements of the FDA.

          h. "Sterile Filled Facility Period" shall mean any period during which a Sterile Filled Facility is operational at Diamond, beginning on the later of (i) the 36-month anniversary of the date Diamond notifies Distributor in writing of its intention to develop a Sterile Filled Facility and (ii) the 18-month anniversary of the date that the first product license is granted by the FDA for a product produced in such Sterile Filled Facility.

     2. Extension of Term of Agreement. The initial term of this Agreement with respect to all Products shall be extended through the period ending on December 15, 2011. This Agreement shall automatically renew thereafter for additional renewal terms of one year each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Agreement.

     3.   Minimums.

          a.   All Products.

               (i) Section 1.04(ii) of the Original Agreement is hereby deleted and replaced by this Section 3 for the Contract Years specified below. During the term of this Agreement, Distributor shall cause the Qualified Revenues for each Contract Year to equal or exceed the following amounts (the "Minimum Qualified Revenue"):

Contract Year Ending December 15,    Minimum Qualified Revenue
---------------------------------   ---------------------------
               2002                        $[   ***   ]
               2003                        $[   ***   ]
               2004                        $[   ***   ]
               2005                        $[   ***   ]
               2006                        $[   ***   ]
               2007                        $[   ***   ]
               2008                        $[   ***   ]
               2009                        $[   ***   ]
               2010                        $[   ***   ]
       2011 and thereafter                 $[   ***   ]

***CONFIDENTIAL TREATMENT REQUESTED
provided, however, that Distributor may permit the Qualified Revenues to be less than the Minimum Qualified Revenue in any Contract Year and in lieu thereof pay to Diamond an amount equal to the difference between such Minimum Qualified Revenue and the actual Qualified Revenues for such Contract Year (the "Additional Payment"). If an Additional Payment is due hereunder for any Contract Year, and not paid by Distributor within (30) days after the end of such Contract Year, Distributor's exclusivity rights under Section 1.02 of this Agreement shall automatically terminate with respect to all Products; provided, however, that nothing in this Agreement shall impair or terminate Distributor's exclusivity rights with respect to any antigens supplied to Diamond by Distributor or through Distributor's agreements with third party suppliers of antigens and included in Products, including but not limited to those included in the antigens and combination Products listed on Exhibit B to this Amendment. Distributor's distribution rights shall then continue on a non-exclusive basis consistent with the terms of this Section, subject to all the remaining terms of this Agreement not inconsistent therewith, which shall remain in full force and effect.

               (ii) Notwithstanding Section 3(a)(i), however, the Minimum Qualified Revenue shall be equal to the following amounts during any Sterile Filled Facility Period for purposes of determining Distributor's exclusivity rights and applicable Additional Payment amounts under Section 3(a)(i):

Contract Year Ending December 15,    Minimum Qualified Revenue
---------------------------------   ---------------------------
               2005                         $[   ***   ]
               2006                         $[   ***   ]
               2007                         $[   ***   ]
               2008                         $[   ***   ]
               2009                         $[   ***   ]
               2010                         $[   ***   ]
       2011 and thereafter                  $[   ***   ]

provided, however, that the Minimum Qualified Revenue amount specified in the foregoing table for the first Contract Year of any Sterile Filled Facility Period shall be prorated based on the number of days in such Contract Year remaining after the commencement of the Sterile Filled Facility Period. Diamond shall have the right, but not the obligation, in its discretion, to develop a Sterile Filled Facility at any time during the term of this Agreement. This Section shall not be construed as notice by Diamond to Distributor of its intention to develop a sterile filled facility under Section 1(h) of this Amendment.

          b. Initial Products. During the term of this Agreement, Distributor shall cause the Initial Product Qualified Revenues for each Contract Year to equal or exceed the following amounts ("Minimum Initial Product Revenue"):

***CONFIDENTIAL TREATMENT REQUESTED

Contract Year Ending December 15,    Minimum Qualified Revenue
---------------------------------   ---------------------------
              2002                         $[   ***   ]
              2003                         $[   ***   ]
              2004                         $[   ***   ]
              2005                         $[   ***   ]
              2006                         $[   ***   ]
              2007                         $[   ***   ]
              2008                         $[   ***   ]
              2009                         $[   ***   ]
              2010                         $[   ***   ]
       2011 and thereafter                 $[   ***   ]

Notwithstanding the foregoing, however, Distributor may permit the Initial Product Qualified Revenues to be less than the Minimum Initial Product Revenue in any Contract Year and in lieu thereof pay to Diamond an amount equal to the difference between such Minimum Initial Product Revenue and the actual Initial Product Qualified Revenues for such Contract Year (the "Additional Initial Product Payment"). If an Additional Initial Product Payment is due hereunder for any Contract Year, and not paid by Distributor within thirty (30) days after the end of such Contract Year, Distributor's exclusivity rights under
Section 1.02 of this Agreement shall automatically terminate with respect to all Initial Products (but not other Products, subject to Section 3(a) of this Amendment). Distributor's distribution rights shall then continue with respect to all Initial Products on a non-exclusive basis consistent with Section 3(a) subject to all the remaining terms of this Agreement not inconsistent therewith, which shall remain in full force and effect.

          c. Counting Revenues. Qualified Revenues attributable to Initial Products and counted for purposes of Section 3(b) of this Amendment shall also count for purposes of determining Minimum Qualified Revenues under Section 3(a) of this Amendment. Any Additional Initial Product Payment paid for any Contract Year shall be credited against Distributor's obligation to pay an Additional Payment pursuant to Section 3(a) of this Amendment for such Contract Year (but not for any other Contract Year). An example of these calculations is set forth in Exhibit C to this Amendment.

          d.   [      ******      ].

               (i)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

               (ii) [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]

***CONFIDENTIAL TREATMENT REQUESTED

[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

                    (A)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

                    (B)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

                    (C)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

                    (D)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

***CONFIDENTIAL TREATMENT REQUESTED

                    (E)  [      ******      ]
[      ******      ]
[      ******      ]
[      ******      ]
[      ******      ].

          e.   [      ******      ]
[      ******      ]
[      ******      ].

     4.   Extension Fee Payable to Diamond.  Upon execution and delivery of this
Amendment, Distributor shall pay to Diamond an amount equal to $[       ***
], by wire transfer of immediately available funds, as a non-refundable fee for extending the term of this Agreement.

     5.   Distributor Loan to Diamond.

               (i) Upon execution and delivery of this Agreement, Distributor shall advance to Diamond an amount equal to One Million Dollars ($1,000,000.00) ("Loan Proceeds"), by wire transfer of immediately available funds, as a loan on the terms and conditions of the promissory note attached hereto as Exhibit D (the "Diamond Note"). The Diamond Note shall be secured by a subordinated security interest in certain assets of Diamond on the terms and conditions of the security agreement attached hereto as Exhibit E (the "Security Agreement"), mortgages attached hereto as Exhibit F ("Mortgages") and the subordination agreement attached hereto as Exhibit G (the "Subordination Agreement"). Upon execution and delivery of this Amendment, Diamond shall execute and deliver to Distributor the Diamond Note, the Security Agreement and the Mortgages, against Distributor's execution and delivery of the Subordination Agreement, Security Agreement and Mortgages and its advance of the Loan Proceeds. All costs (other than Distributor's attorney's fees) associated with registration of any document necessary to perfect Distributor's security interest shall be paid by Diamond.

               (ii) Diamond shall apply the Loan Proceeds toward the uses set forth on Exhibit H attached hereto. Diamond shall furnish Distributor copies of receipts or other evidence of each disbursement of the Loan Proceeds in accordance with Exhibit H within thirty (30) days of each disbursement.

               (iii) Diamond agrees to obtain lien releases from all contractors, subcontractors or vendors who provide services and/or materials in accordance with Exhibit H. In the event any lien is filed against the property secured by the Security Agreement and Mortgages, Distributor shall have the right to pay said lien amount and seek immediate repayment of said amount with interest at the statutory rate from Diamond. Diamond hereby

***CONFIDENTIAL TREATMENT REQUESTED
agrees to indemnify and hold Distributor harmless for any and all claims by contractors, subcontractors and vendors providing services to Diamond for the improvements listed on Exhibit H.

     6. Confidentiality. Section 9.05 of the Original Agreement is hereby amended to add the following additional sentence: "If either party ("Disclosing Party") determines that it is required by law to disclose any provisions of this Agreement, it will provide reasonable notice to the other party ("Non-Disclosing Party") and will consult and cooperate with the Non-Disclosing Party, to permit the Non-Disclosing Party to seek a protective order or other confidential treatment, to the extent permitted by law."

     7. Effect of Amendment. This Amendment is hereby incorporated by reference into the Prior Agreement as if fully set forth therein, and the Prior Agreement, as amended by this Amendment shall continue in full force and effect following execution and delivery hereof, and shall be referred to as "this Agreement". In the event of any conflict between the terms and conditions of the Prior Agreement and this Amendment, the terms and conditions of this Amendment shall control. True and complete copies of the Prior Agreement are annexed hereto as Appendix I and the Prior Agreement, together with this Amendment (including the Exhibits thereto and hereto) constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior course of dealing, negotiations or communications, however given, regarding the subject matter hereof. There are no other understandings, representations or warranties or any kind, express or implied.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their duly authorized representatives as of the date first written above.

                                DIAMOND ANIMAL HEALTH, INC.



                                By:
                                   Its:


                                AGRI LABORATORIES, LTD.



                                By:
                                   Its:

                          EXHIBIT A TO AMENDMENT NO. 4

                                Initial Products


I.   Modified Live Products:
                                                               PRICING
                                                         ------------------
     Tradename                   Antigens               [***]    [***]   [***]
   --------------             --------------            -----    -----   -----
Titanium BRSV        BRSV                                       $[***]  $[***]
Titanium BRSV Vac3   BRSV, PI3, IBR                             $[***]  $[***]
Titanium 5           BRSV, PI3, IBR, BVD1, BVD2        $[***]   $[***]  $[***]
Titanium 5 L5        BRSV, PI3, IBR, BVD1, BVD2,       $[***]   $[***]  $[***]
                      Lepto 5
Titanium 3 +         BRSV LP BRSV, PI3, IBR, BVD1, BVD2,        $[***]  $[***]
                      L.pomona
Titanium IBR         IBR                                        $[***]  $[***]
Titanium IBR LP      IBR, L.pomona                              $[***]  $[***]
Titanium 3           IBR, BVD1, BVD2                            $[***]  $[***]
Titanium 4           IBR, PI3, BVD1, BVD2                       $[***]  $[***]
Titanium 4 L5        IBR, PI3, BVD1, BVD2, Lepto 5              $[***]  $[***]

Above Pricing based on Standard Batch Sizes:

[***] dose Large Freeze Dryer- [***] units / [***]     Small Freeze Dryer- [***]
           doses                                      units / [***] doses
[***] dose Large Freeze Dryer- [***] units / [***]     Small Freeze Dryer- [***]
           doses                                      units / [***] doses
[***] dose Large Freeze Dryer- [***] units / [***]     Small Freeze Dryer- [***]
           doses                                      units / [***] doses

Any product combinations of the above antigens not listed above, including but not limited to previously-produced combinations or other products listed on Exhibit A of the Original Agreement that are no longer carried by Distributor or that have never been marketed by Distributor, are not included in the above price structure. Any combinations not listed above that are desired by Distributor subsequent to the signing of Amendment No. 4 may be added to this Exhibit pursuant to Section 2 of the Original Agreement and new pricing will be established; provided, that such additional Products shall qualify as "Initial Products" only if they meet the definition of "Initial Products" set forth in Amendment No. 4.

II.  Killed Products:
                                                                     PRICING
                                                                 --------------
    TRADENAME                        ANTIGENS                     [***]  [***]
------------------  ------------------------------------------   ------ -------

MasterGuard Preg.5  KIBR, KBVD1, KBVD2, MLV BRSV, PI3            $[***] $[***]
MasterGuard 10      KIBR, KBVD1, KBVD2, MLV BRSV, PI3, L5        $[***] $[***]
MasterGuard 10 CF   KIBR, KBVD1, KBVD2, MLV BRSV, PI3, L5,       $[***] $[***]


*Currently, Intervet will ship to Diamond and bill Distributor directly for the cost of the [***] antigen. Distributor will continue to have responsibility to provide [***]s component to Diamond for labeling and final packaging at no cost to Diamond. Final product [***] potency testing will be performed by Intervet (or any future supplier) and is incorporated into the antigen cost to Distributor


Above Pricing based on Standard Batch Sizes:

[***] dose   [***] units / [***] doses
[***] dose   [***] units / [***] doses

***CONFIDENTAIL TREATMENT REQUESTED

                          EXHIBIT A TO AMENDMENT NO. 4


                                Initial Products
                                   (Continued)



III. Additional Cattle Products- Titanium 5 + Once PMH (MLV IBR, BVD1, BVD2, BRSV, PI3 + Intervet Live avirulent P. haemolytica / multocida):

                                                              PRICING
                                                       ---------------------
PRODUCT FORM                                          [***]    [***]   [***]
----------------------------------------------------  -----    -----  -------
Intervet, Unlabelled Titanium 5                       $[***]  $[***]  $[***]
AgriLabs, Final Package                               $[***]  $[***]  $[***]

Above Pricing based on Standard Batch Sizes:

[***] dose    [***] units/ [***] doses
[***] dose   [***] units / [***] doses
[***] dose   [***] units / [***] doses

All prices include viricidal testing performed at Diamond.
Bactericidal testing is performed by Intervet and is incorporated into the OncePMH cost to Distributor.
Currently, Intervet will ship to Diamond and bill Distributor directly for the Once PMH component. Distributor will continue to have responsibility to provide OncePMH component to Diamond for labeling and final packaging at no cost to Diamond.


IV.  Additional Cattle Products (In development pursuant to Amendment No. 1)

TRADENAME   ANTIGENS                                     PRICE PER DOSE
---------   -------------------------------------------  --------------


[   ***   ] [   ***   ]                                  $[***]



Above pricing based on Standard Batch sizes:  [***] units/[***] doses

***CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT AA
                                        TO
                                 AMENDMENT NO. 4

                Potential Additional Antigens that qualify to be Classified as "Initial Products" per Section 1(d)

1.   [    ***    ]

2.   [    ***    ]

3.   [    ***    ]

4.   [    ***    ]

5.   [    ***    ]

6.   [    ***    ]*

7.   [    ***    ]

8.   [    ***    ]*

9.   [    ***    ]

     *    [    ***    ]
     *    [    ***    ]
     *    [    ***    ]
     *    [    ***    ]
     *    [    ***    ]
     *    [    ***    ]
     *    [    ***    ]

---------------------

     * Supplied by Novartis (Biostar). Novartis has the right to terminate supply of all Biostar antigens to Diamond after December 31, 2007, after which Distributor shall have the responsibility to provide such antigens to Diamond if Distributor desires to add and/or maintain them as Products under this Agreement.

***CONFIDENTIAL TREATMENT REQUESTED

                          EXHIBIT B TO AMENDMENT NO. 4

                  Third Party Antigens and Combination Products

Bovine rotavirus [    ***    ], Bovine coronavirus [    ***    ] and in
     combination with Diamond's Clostridium perfringens type C-Killed Virus Bacterin-Toxoid and E.coli K99.

Crypto sporidium recombinant antigens [    ***    ],Bovine rotavirus [  ***  ],
     Bovine coronavirus [    ***    ] and in combination with Diamond's
     Clostridium perfringens type C-Killed Virus Bacterin-Toxoid andE.coli K99.
     *

Vibrio (C.fetus) (Intervet) and in combination with MasterGuard 10 Once PMH (Intervet) in combination with Titanium 5


-------------------

     *  Potential additional products -- See Exhibit AA

***CONFIDENTIAL TREATMENT REQUESTED

                          EXHIBIT C TO AMENDMENT NO. 4
                        EXAMPLE CALCULATIONS OF MINIMUMS
EXAMPLE 1

     *    Example is for Contract Year ending 12/15/04

     *    Qualified Revenues for all Products total $[    ***    ], consisting
          of the following components:

          A.      Product sales, R&D, Support   $[    ***    ]
               & Registration attributable to
               Initial Products only (Section
               1(e)(i) of Amendment No. 4)

          B.      Sales of Products other        [    ***    ]
               than Initial Products (Section
               13.10(i) of Original Agreement)

          C.      R&D, Support and               [    ***    ]
               Registration for Products other
               than Initial Products (Section
               1(e)(ii) and (iii) of Amendment
               No. 4)



     *   $[    ***    ] in Qualified Revenue exceeds $[    ***    ] Minimum
         Qualified Revenue requirement under 3(a)(i): No Additional Payment required to maintain exclusivity on Products other than Initial Products for 2004 CY.

     *   $[    ***    ] in Initial Product Qualified Revenue (A + C above) does
         not meet $[    ***    ] Minimum Initial Product Revenue requirement
         under 3(b).

     *   If Distributor makes timely $[    ***    ] Additional Initial Product
         Payment, exclusivity is maintained for all Products; if not, Initial Products become non-exclusive and other Products remain exclusive.


EXAMPLE 2

     *    Same facts as Example 1, except as follows:

          *    Sales of Products other than Initial Products (B in Example 1) is
               $[    ***     ], instead of $[    ***    ]

     *    $[    ***    ] in Qualified Revenue does not meet $[    ***    ]
          Minimum Qualified Revenue requirement under 3(a)(i)

     *    $[    ***    ] in Initial Product Qualified Revenue (A + C above) does
          not meet $[    ***    ]n Minimum Initial Product Revenue requirement
          under 3(b).

     *    If Distributor makes $[    ***    ] Additional Initial Product Payment
          under 3(b), such payment will also count as an Additional Payment under 3(a)(i), and exclusivity is maintained for all Products; if not, all Products become non-exclusive.

***CONFIDENTIAL TREATMENT REQUESTED

                          EXHIBIT D TO AMENDMENT NO. 4

                                  Diamond Note

                                 PROMISSORY NOTE


$1,000,000.00                                              as of April 15, 2002
                                                               Des Moines, Iowa


     FOR VALUE RECEIVED, the undersigned DIAMOND ANIMAL HEALTH, INC., an Iowa corporation ("MAKER"), promises to pay to AGRI LABORATORIES, LTD., a Delaware corporation ("HOLDER"), or order, at such place as the Holder of this Note shall designate in writing, the sum of One Million Dollars ($1,000,000.00) in lawful money of the United States of America. Beginning from the date hereof interest shall accrue on the outstanding principal balance at the "prime rate" plus one quarter percent (0.25%) per annum. Accrued interest shall be paid quarterly on each quarterly anniversary of the date of this Note, and shall accrue based upon a thirty-day month and a 360-day year. Principal under this Note shall be paid in three (3) equal annual installments on the first, second and third anniversaries of the date of this Note. All principal and any accrued but unpaid interest shall be due and payable on the third anniversary of the date of this Note.

     Notwithstanding any provision of this Note to the contrary, all principal and unpaid accrued interest shall be due and payable on the ninetieth (90th) day following the date that either (i) Holder's exclusivity rights under that certain Bovine Vaccine Distribution Agreement dated February 13, 1998, as amended (the "Distribution Agreement") are terminated due to Distributor's nonpayment of any Additional Payment under Amendment No. 4 to the Distribution Agreement or (ii) in the event of a merger, sale or fifty percent (50%) change in ownership of Maker .

     The "prime rate" shall be the annual rate of interest announced from time to time by Wells Fargo Business Credit, Inc. ("WELLS FARGO") as its prime rate. The interest accruing on the principal balance of this Note shall fluctuate from time to time concurrently with changes in the prime rate, effective as of the date any change in the prime rate is publicly announced. If Wells Fargo ceases to announce the prime rate, the prime rate as published in the Wall Street Journal in its "Money Rates" section or a similar financial publication shall be used, as reasonably determined by Maker.

     Maker shall have the right at any time or from time to time to prepay all or a portion of the principal or interest without premium or penalty, and such prepayments shall be applied first to accrued interest and then to principal.

     If default be made in the payment of any of the installments of principal, interest, or other amounts when due under this Note, the entire principal sum and accrued interest and all other amounts due hereunder shall become due at the option of Holder if not paid within ten (10) days of written notice to Maker.

     In the event garnishment, attachment, levy or execution is issued against any substantial or material portion of the property or assets of Maker, or any of them if more than one, or upon the happening of any event which constitutes a default pursuant to the terms of any agreement or other instrument entered into or given in connection herewith, or upon the adjudication of Maker, or any of them if more than one, a bankrupt, such event shall be deemed a default hereunder and Holder may declare this Note immediately due and payable without notice to Maker or exercise any of its remedies hereunder or at law or equity. Should suit be brought to recover on this Note, or should the same be placed in the hands of an attorney for collection, Maker promises to pay all reasonable attorneys' fees and costs incurred in connection therewith.

     Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

     Maker waives demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. Maker agrees that the granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement hereof shall in no way release or discharge the liability of Maker hereof.

     This Note shall be governed by the laws of the State of Iowa.

     Time is of the essence of this Note and each and every term and provision hereof.

     This Note is secured by that certain Security Agreement, dated as of even date herewith, by and between Maker and Holder. Debtor and its affiliates are parties to that certain Second Amended and Restated Credit and Security Agreement by and between Debtor and Wells Fargo Business Credit, Inc., fka Norwest Business Credit, Inc., a Minnesota corporation ("WELLS FARGO"), originally dated June 4, 2000, as amended, that certain Loan Agreement dated as of April 4, 1994 and related Promissory Note between the City of Des Moines, Iowa and Debtor, as amended, and that certain CEBA Loan Agreement dated January 20, 1994 and related Promissory Notes between Iowa Department of Economic Development and Debtor, as amended (collectively, the "SENIOR LOAN AGREEMENTS and the lender parties thereto collectively, the "SENIOR LENDERS"). This Note and Maker's obligations hereunder shall be junior and subordinated to all any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) ("INDEBTEDNESS") at any time owing by Debtor to the Senior Lenders, their successors and assigns under the Senior Loan Agreements or otherwise, and the extension, renewal or refinancing (including without limitation any additional advances made in connection therewith) of all or any portion of such Indebtedness by any of the Senior Lenders or any successor lender and any and all security interests securing any portion of such Indebtedness and additional advances from time to time (such Indebtedness, additional advances and security interests, the "SENIOR INDEBTEDNESS"). Holder hereby agrees to take such actions, and to execute and deliver such documents and instruments, as shall be requested from time to time by any holder of Senior Indebtedness to confirm and further implement such subordination. In addition, this Note is subject to the terms and conditions of that certain Subordination Agreement dated as of even date herewith by and among Maker, Holder and Wells Fargo.

     THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS NOTE.

                                   DIAMOND ANIMAL HEALTH, INC., an Iowa
                                   corporation, Maker


                                   By:
                                   Its:


THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY AGRI LABORATORIES, LTD. IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF APRIL 15, 2002.



                          EXHIBIT E TO AMENDMENT NO. 4

                               Security Agreement


                               SECURITY AGREEMENT

     This Security Agreement is made and entered into as of this 15th day of April, 2002, between AGRI LABORATORIES, LTD., a Delaware corporation (the "SECURED PARTY"), with offices located at 20927 State Route K, St. Joseph, Missouri 64505 and Diamond Animal Health, Inc., an Iowa corporation (the "DEBTOR"), having its principal place of business at 2538 Southeast 43rd Street, Des Moines, Iowa 50317. The parties have agreed as follows:

1.   RECITALS

     Debtor and Secured Party have entered into that certain Amendment No. 4 to Bovine Vaccine Distribution Agreement of even date herewith (the "DISTRIBUTION AGREEMENT"), under which Distribution Agreement, Secured Party has agreed to make a loan to Debtor in the principal amount of One Million Dollars ($1,000,000.00) pursuant to the terms of that certain Promissory Note, a copy of which is attached hereto as EXHIBIT A (the "NOTE"). The Debtor and the Secured Party desire to secure the repayment of the Note upon the terms and conditions set forth herein.

2.   GRANT OF SECURITY INTEREST; SUBORDINATION

     As security for the payment of the Note and any extensions, renewals or modifications thereof, and the performance by Debtor of its obligations under this Security Agreement, and any sums expended by the Secured Party in connection with this transaction, the Debtor hereby assigns and grants to the Secured Party a security interest in the Collateral. The term "COLLATERAL" when used in this Security Agreement shall mean the items of personal property listed and described in SCHEDULE 1 attached hereto, including any after acquired property as described in this Section 2, or any proceeds therefrom.

     Debtor and its affiliates are parties to that certain Second Amended and Restated Credit and Security Agreement by and between Debtor and Wells Fargo Business Credit, Inc., fka Norwest Business Credit, Inc., a Minnesota corporation ("WELLS FARGO"), originally dated June 4, 2000, as amended, that certain Loan Agreement dated as of April 4, 1994 and related Promissory Note between the City of Des Moines, Iowa and Debtor, as amended, and that certain CEBA Loan Agreement dated January 20, 1994 and related Promissory Notes between Iowa Department of Economic Development and Debtor, as amended (collectively, the "SENIOR LOAN AGREEMENTS and the lender parties thereto collectively, the "SENIOR LENDERS"). The security interest granted to the Secured Party in this Security Agreement shall be junior and subordinated to all any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) ("INDEBTEDNESS") at any time owing by Debtor to the Senior Lenders, their successors and assigns under the Senior Loan Agreements or otherwise, and the extension, renewal or refinancing (including without limitation any additional advances made in connection therewith) of all or any portion of such Indebtedness by any of the Senior Lenders or any successor lender and any and all security interests securing any portion of such Indebtedness and additional advances from time to time (such Indebtedness, additional advances and security interests, the "SENIOR INDEBTEDNESS"), but otherwise prior and superior to the rights of all third parties in the Collateral arising from and after the date of this Security Agreement. Secured Party hereby agrees to take such actions, and to execute and deliver such documents and instruments, as shall be requested from time to time by any holder of Senior Indebtedness to confirm and further implement such subordination (this Section 2 and such documents and instruments, collectively, the "SUBORDINATION AGREEMENT").

3.   DEBTOR'S WARRANTIES, REPRESENTATIONS AND AGREEMENTS

     The Debtor warrants, represents, covenants and agrees as follows:

     3.1 Good Standing. Except for the Senior Indebtedness, the Debtor has full power and authority to own its property and carry on its business as it is now being and as it is proposed to be conducted. The Debtor is a corporation duly organized, validly existing and in good standing of the laws of Iowa, and is duly licensed or qualified to do business to as foreign corporation and is in good standing in all jurisdictions in which the character of the property and assets now owned or leased by it or the nature of business now conducted by it required to be so licensed or qualified and in which the failure to be so qualified or licensed would have a material adverse effect on its business. There are no dissolution, liquidation or bankruptcy proceedings pending, contemplated by or threatened against the Debtor. The Debtor has no subsidiary or affiliate corporation and owns no interest in any other entity.

     3.2 Authority for this Security Agreement. The Debtor has full power and authority to enter into this Security Agreement and to perform as required herein. The Debtor has duly and validly taken all necessary corporate action to authorize the execution, delivery and performance of this Security Agreement by the Debtor. This Security Agreement constitutes a legal, valid and binding obligation of the Debtor and (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar law effecting the rights of creditors generally or general equitable principles) is enforceable as to the Debtor in accordance with its terms.

     3.3 No Violation of Governing Instruments. The execution, delivery and performance of this Security Agreement by the Debtor and the consummation of the transactions contemplated herein will not result in a breach or violation of the terms and provisions of the Articles of Incorporation or the Bylaws of the Debtor in effect on the date hereof and (i) will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument to which the Debtor is a party or by which the Debtor is bound, and (ii) will not violate or contravene any governmental statute, rule or regulation applicable to the Debtor or any order, writ, judgment, injunction, decree, determination or award which has been entered against the Debtor, the violation or contravention of which would materially affect the Debtor, its assets, financial condition or operations.

     3.4  Owner of Collateral.  Except for the Senior Indebtedness, the Debtor
(i) is and shall be the owner of the Collateral free from any additional lien, security interest or encumbrance, (ii) has and shall have good title to the Collateral, subject to the security interest hereunder, and (iii) subject to the provisions set forth in Subordination Agreement, shall defend the Collateral and proceeds thereof against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party.

     3.5 Financing Statements. Subject to the Subordination Agreement, Debtor agrees to execute such financing statements and to take whatever other actions are requested by Secured Party to perfect and continue Secured Party's security interest in the Collateral. Upon request of Secured Party, Debtor will deliver to Secured Party any and all of the documents evidencing or constituting the Collateral, and Debtor will note Secured Party's interest upon any and all chattel paper if not delivered to Secured Party for possession by Secured Party. Secured Party may at any time, and without further authorization from Debtor file a carbon, photographic or other reproduction of any financing statement or of this Security Agreement for use as a financing statement. Debtor will reimburse Secured Party for all expenses for the perfection and continuation of the perfection of Secured Party's security interest in the Collateral. Debtor will promptly notify Secured Party before any change in Debtor's name including any change in the assumed business names of Debtor.

     3.6 Location of the Collateral. All Collateral presently owned and hereafter acquired by Debtor is and will be kept at the Debtor's address as stated above or at Debtor's Animal Health Research Facility at 440 170th Street, Carlisle, IA 50047. Debtor will promptly notify Secured Party in writing of any additions to, changes in, or discontinuance of the Company's place(s) of business. Except in the ordinary course of business, without the prior written consent of the Secured Party, which such consent may not be unreasonably withheld, Debtor will not remove the Collateral from its existing location or take Collateral out of the State of Iowa, or make any change in: (i) the place where Debtor keeps its records concerning the Collateral, accounts and contract rights, or (ii) Debtor's principal place of business. Until such consent is given, all records of Debtor pertaining to the Collateral, accounts and contract rights shall be kept at Debtor's address as shown above.

     3.7 Maintenance and Inspection of Collateral. Debtor shall maintain all tangible Collateral in good condition and repair, ordinary wear and tear excepted. Except in the ordinary course of business, Debtor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Debtor will not misuse or conceal the Collateral nor use it contrary to the provisions of any insurance coverage and Debtor will, at its own expense, properly house the Collateral and promptly pay when due all costs and expenses incurred or accruing in connection with the custody, care and possession thereof. Secured Party and its designated representative and agents shall have the right at all reasonable times to examine, inspect and audit the Collateral wherever located and may make copies of and extracts from all records and all other papers in the possession of the Debtor pertaining to the Collateral. Debtor will, upon request of the Secured Party, deliver to the Secured Party copies of all such records and papers at the Secured Party's expense.

     3.8 Taxes, Assessments and Liens. Debtor will pay, when due, all taxes, assessments and liens upon the Collateral its use or operation. Debtor may withhold any such payment or may elect to contest any lien if Debtor is in good faith conducting an appropriate proceeding, to contest the obligation to pay.
3.9 No Further Encumbrances. Except as permitted under the Senior Loan Agreement, the Debtor shall not sell, convey or further encumber any of the Collateral during the term of this Security Agreement, except for the sale and disposition of items in the normal course of business.

    3.9	  No Further Encumbrances.  Except as permitted under the Senior Loan
Agreement, the Debtor shall not sell, convey or further encumber any of the Collateral during the term of this Security Agreement, except for the sale and disposition of items in the normal course of business.

    3.10 Maintenance of Casualty Insurance. Debtor shall procure and maintain all risks insurance, including without limitation, fire, theft and liability coverage, together with such other insurance as Secured Party may require with respect to the Collateral, in form, amounts, coverage and basis consistent with industry practices. In connection with all policies covering assets in which Secured Party holds or is offered a security interest, Debtor will provide Secured Party with such loss payable or other endorsement as Secured Party may reasonably require in the forms provided by such insurers. If Debtor at any time fails to obtain or maintain any insurance as required under this Security Agreement, Secured Party may (but shall not be obligated to) obtain such insurance as it deems appropriate, including if it so chooses "single interest insurance", which will cover only Secured Party's interest in the Collateral.

4.   EXPENDITURES BY SECURED PARTY.

     If not discharged, or paid when due and if not cured by Debtor within thirty (30) days following written notice by Secured Party, Secured Party may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Debtor under this Security Agreement, including without limitation, all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral. Secured Party may also (but shall not be obligated to) pay all costs of insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Secured Party for such purposes will then bear interest at the default rate charged under the Note from the date incurred or paid by the Secured Party to the date of repayment by Debtor. All such expenses shall become a part of the Note and, at Secured Party's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during the remaining term of the Note, or (b) be treated as a balloon payment which will be due and payable at the Note's maturity. This Security Agreement also will secure payment of these amounts. Such right shall be in addition to all other right and remedies to which Secured Party may be entitled upon the occurrence of an Event of Default.

5.   EVENTS OF DEFAULT

     Subject to the terms and conditions of the Subordination Agreement, any one of the following events shall constitute a "DEFAULT" under this Security
Agreement:

     5.1 Failure to Make Payment on Note. The failure of Debtor to make any payment when due under the Note if not paid within ten (10) days of written notice to Maker.

     5.2 Breach of Warranty. If any warranty, representation or statement made herein or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement shall not be true and correct in any material respect when made or furnished.

     5.3 Bankruptcy Proceedings. The dissolution or termination of Debtor's existence as a going business, the insolvency of Debtor, the appointment of a receiver for any part of Debtor's property, any assignment for the benefit of creditors, the commencement of any bankruptcy, arrangement, reorganization, insolvency, receivership or similar proceedings by or against the Debtor, or the commencement of foreclosure or forfeiture proceedings, whether by judicial proceedings, self-help, repossession or any other method, by any creditor of Debtor or by any governmental agency against the Collateral or any other collateral securing the Note.

     5.4 Invalid Security Interest. This Security Agreement ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     5.5 Improper Disposition of Collateral. If the Collateral is sold or disposed of unlawfully or is sold out of Debtor's ordinary course of business; or if any of the Collateral is levied on or seized under levy, attachment, garnishment, writ or other legal process; or if any lien shall attach thereto; or if a security interest is created with respect thereto.

     5.6 Default in Obligations and Agreements. If Debtor defaults in performing any of its obligations, promises, covenants or agreements contained herein, in the Note made by Debtor or in the Senior Loan Agreements.

     5.7 Unlawful Use of Collateral. If Debtor uses the Collateral in violation of any law, statute or ordinance in a manner that has a material adverse effect on the business of Debtor.

     5.8 Unauthorized Removal of Collateral. If Debtor, except in the ordinary course of business, removes or permits any of the Collateral or the records pertaining thereto to be removed from the location herein specified without prior written consent of Secured Party, which such consent may not be unreasonably withheld.

     5.9 No Possession of Collateral. Subject to the terms and conditions of this Security Agreement, if Debtor fails to keep and maintain exclusive possession of and title to the Collateral and all of the records pertaining thereto.

     5.10 Failure to Pay Taxes. Subject to the terms and conditions of this Security Agreement, if Debtor fails to pay promptly when due all taxes, liens, fees, charges and assessments upon the Collateral or to fail to keep the Collateral in good condition and repair, or fail to keep the Collateral properly insured and with loss payable to Secured Party as its interest may appear at all times against fire (with extended coverage), theft, physical damage and such other risks and in such amounts for all risks as provided herein.

6.   RIGHTS AND REMEDIES ON DEFAULT.

     Subject to the terms and conditions of the Subordination Agreement, if a Default occurs under this Security Agreement, at any time thereafter, Secured Party shall have all the rights of a secured party under the Uniform Commercial Code as in effect on the date of this Security Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time. In addition and without limitation, subject to the terms and conditions of the Subordination Agreement, Secured Party may exercise any one or more of the following rights and remedies:

     6.1 Accelerate Note. Secured Party may declare the entire Note immediately due and payable without notice.

     6.2 Assemble Collateral. Secured Party may require Debtor (i) to deliver to Secured Party all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral, and (ii) to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Subject to the Subordination Agreement, Secured Party also shall have full power to enter upon the property of Debtor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Security Agreement at the time of repossession, Debtor agrees Secured Party may take such other goods, provided that Secured Party makes reasonable efforts to return them to Debtor after repossession.

     6.3 Sell the Collateral. Secured Party shall have the full power to sell, lease, transfer or otherwise deal with the Collateral or proceeds thereof in its own name or that of Debtor. Secured Party may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at last ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Security Agreement and shall be payable on demand with interest at the Note rate from the date of expenditure until repaid.

     6.4 Appoint Receiver. To the extent permitted by applicable law, Secured Party shall have the following right and remedies regarding the appointment of a receiver; (a) Secured Party may have a receiver appointed as a matter of right,
(b) the receiver may be an employee of Secured Party and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Security Agreement and shall be payable on demand, with interest at the Note rate from the date of expenditure until repaid.

     6.5 Collect Revenues; Apply Accounts. Secured Party, either itself or through receiver, may collect the payments, rents, income, and revenues from the Collateral. Secured Party may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Note or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choices in action, or similar property Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclosure, or realize on the Collateral as Secured Party may determine, whether or not indebtedness or Collateral is then due. For these purposes, Secured Party may, on behalf of and in the name of Debtor, receive, open and dispose of mail addressed to Debtor, change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Secured Party may notify account debtors and obligers on any Collateral to make payments directly to Secured Party.

     6.6 Obtain Deficiency. If Secured Party chooses to sell any or all of the Collateral, Secured Party may obtain a judgment against Debtor for any deficiency remaining on the indebtedness due to the Secured Party after application of all amounts received from the exercise of the rights provided in this Security Agreement. Debtor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     6.7 Other Rights and Remedies. Secured Party shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code as may be amended from time to time. In addition, Secured Party shall have and may exercise any and all other rights and remedies it may have available at law, in equity, or otherwise.

     6.8 Cumulative Remedies. All of Secured Party's right and remedies, whether evidenced by this Security Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Debtor under this Security Agreement, after Debtor's failure to perform, shall not affect Secured Party's right to declare a default and to exercise its remedies.

7.   GENERAL AND MISCELLANEOUS

     7.1 Termination. This Security Agreement and the security interest in the Collateral created hereby shall terminate when the Note has been paid in full. Following the termination of this Security Agreement, Secured Party shall execute and deliver UCC termination statements and other documents reasonably requested by Debtor to evidence the termination of this Security Agreement and the cancellation of the security interest in the Collateral created hereby.

     7.2 Time is of the Essence. Time is of the essence in the performance of all provisions of this Security Agreement.

     7.3  No Waivers.   Any waiver by the Secured Party of a Default or breach
of any provision of this Security Agreement shall not operate as or be construed to be a waiver of any other Default, breach of that provision or of any breach of any other provision of this Security Agreement. The failure of Secured Party to insist upon strict adherence to any term of this Security Agreement on one or more occasions shall not be considered a waiver or deprive the Secured Party of the right thereafter to insist upon strict adherence to that term or any other term of this Security Agreement. Any waiver must be in writing.

     7.4 Severability. If one or more provisions of this Security Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Security Agreement and the balance of the Security Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.5 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.6  Notices.   All notices, requests, demands and other communications
under this Security Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally or sent by overnight carrier, facsimile or telex, with acknowledge of receipt, to the party to whom notice is being given, or on the fifth day after mailing if mailed to the party to whom notice is being given, by registered or certified mail, return receipt requested, postage prepaid, to the party at the addresses given above. Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     7.7 Governing Law. This Security Agreement shall be governed by and construed in accordance with the substantive laws of the State of Iowa without regard to conflicts of law.

     7.8 Entire Agreement. Except for the Note and Subordination Agreement, this Security Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Security Agreement can only be modified by a written agreement duly signed by persons authorized to sign agreements on behalf of the respective Party. This Security Agreement shall be binding upon the parties and shall inure to the benefit of the parties hereto and their respective successors.

     7.9 Jury Trial Waiver. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS SECURITY AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

SECURED PARTY:                       DEBTOR:

AGRI LABORATORIES, LTD., a           DIAMOND ANIMAL HEALTH, INC.,
Delaware corporation                 an Iowa corporation


By:   /S/                            By: /S/
_______________________________      ______________________________

Its:                                 Its:
_______________________________      ______________________________




                                   SCHEDULE 1

     "Collateral" means all of Debtor's Equipment, General Intangibles, Inventory, Accounts, and Investment Property, together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods. Notwithstanding the foregoing, except to the extent necessary for the Secured Party to fully exercise its rights and remedies hereunder with respect to Inventory and other tangible collateral of the Debtor, the term "Collateral" shall not include any intellectual property license to the extent granting a security interest therein is prohibited by or would constitute a default under any such license (but only to the extent such prohibition is enforceable under applicable law). Notwithstanding the foregoing, no security interest is granted in any Collateral specifically identified in the financing statements filed by the other lenders providing Equipment financing to Debtor from time to time, where a condition of such financing is that no other security interests can be granted in such equipment (other than nonconsensual liens) while the underlying debt is still outstanding (the "Other Lender"); provided, that the Debtor does grant a security interest in the Other Lender's Collateral after the related debt on such specific Other Lender's Collateral has been satisfied, other than through a secured refinancing of such indebtedness with another Other Lender providing Equipment financing.

     "Collateral" also includes, but is not limited to, the following specific equipment: table bottle filler, non-sterile liquids capper, tablet press, powders pouch filler and pilot scale ribbon blender.



                          EXHIBIT H TO AMENDMENT NO. 4

                              Uses of Loan Proceeds

1.   [      ******      ]
[      ******      ]
[      ******      ].

2.   [      ******      ]:

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***CONFIDENTIAL TREATMENT REQUESTED